                                                                    Exhibit 12.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Fernando Senderos Mestre, as Chief Executive Officer, and Arturo D'Acosta Ruiz, as Chief Financial Officer of Desc, S.A. de C.V. (the "Company") each certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 20-F report for the period ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003

                                                    /s/ Fernando Senderos Mestre
                                                    ----------------------------
                                                    Fernando Senderos Mestre
                                                    Chief Executive Officer

                                                    /s/ Arturo D'Acosta Ruiz
                                                    ----------------------------
                                                    Arturo D'Acosta Ruiz
                                                    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Desc, S.A. de C.V. and will be retained by Desc, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.